                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Corporation, a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-4 relating to the registration of the Company's debt securities in connection with the exchange offer of such debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.



                                   SIGNATURES


         /s/ David C. Swanson            Chief Executive Officer, Chairman of    April 26, 2005
--------------------------------------   the Board and Director (Principal
           David C. Swanson              Executive Officer)



         /s/ Steven M. Blondy            Senior Vice President and Chief         April 26, 2005
--------------------------------------   Financial Officer (Principal
           Steven M. Blondy              Financial Officer)



         /s/ Robert A. Gross             Vice President and Controller           April 26, 2005
--------------------------------------   (Principal Accounting Officer)
            Robert A. Gross


         /s/ Nancy E. Cooper             Director                                April 26, 2005
--------------------------------------
            Nancy E. Cooper


         /s/ Robert R. Gheewalla         Director                                April 26, 2005
--------------------------------------
          Robert R. Gheewalla


         /s/ Robert Kamerschen           Director                                April 26, 2005
--------------------------------------
           Robert Kamerschen


         /s/ Terence M. O'Toole          Director                                April 26, 2005
--------------------------------------
          Terence M. O'Toole


         /s/ Edwina Woodbury             Director                                April 26, 2005
--------------------------------------
            Edwina Woodbury


         /s/ David M. Veit               Director                                April 26, 2005
--------------------------------------
             David M. Veit


         /s/ Barry Lawson Williams       Director                                April 26, 2005
--------------------------------------
         Barry Lawson Williams

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